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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

        Date of Report (Date of earliest event reported): March 30, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

             Delaware                      0-27354               65-0403311
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000

                                 --------------





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Item 9.  Regulation FD Disclosure

         On March 30, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing the pricing of its private offering of $82 million aggregate principal amount of 1.250% convertible senior subordinated debentures due 2024. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         This exhibit is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Impax Laboratories, Inc.

Date: March 30, 2004
                                         By:  /s/ Barry R. Edwards
                                             -------------------------
                                             Barry R. Edwards
                                             Chief Executive Officer